UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 5, 2018

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd Everett, WA 98203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446 - 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the exchange offer whereby Fortive Corporation (“Fortive”) is offering to its stockholders the ability to exchange all or a portion of their shares of Fortive common stock for shares of common stock of Stevens Holding Company, Inc. (the “Distribution”), certain changes will occur to the Fortive Corporation Stock Fund (collectively, the “Fortive Stock Fund”) held in each of (i) the Fortive Corporation Retirement Savings Plan and (ii) the Fortive Corporation Union Retirement Savings Plan (collectively, the “Plans”). As a result of these changes, certain participants in the Plans and their beneficiaries will temporarily be unable to transfer funds out of the Fortive Stock Fund (the “blackout”).

On September 5, 2018, Fortive sent a notice (the “Blackout Notice”) to its directors and its officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”), informing them that a blackout for the Fortive Stock Fund will be imposed on certain participants in the Plans. The blackout is expected to begin on September 20, 2018 at 4:00 p.m. Eastern Time and to continue through the week of October 8. However, due to the uncertainty of the precise ending date of the blackout for the Fortive Stock Fund imposed on certain participants in the Plans, the restrictions applicable to Fortive’s directors and Section 16 officers (as described below) will begin on September 20, 2018 at 4:00 p.m. Eastern Time and continue through October 19, 2018 at 4:00 p.m. Eastern Time (the “blackout period”). If Fortive is required to adjust the blackout period, Fortive will provide notice of such adjustment as soon as reasonably practicable thereafter.

Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR (i.e., the Blackout Trading Restriction), promulgated by the U.S. Securities and Exchange Commission, generally imposes certain restrictions on trading in company securities by directors and Section 16 officers in the event that fifty percent (50%) or more of an issuer’s individual account plan participants located in the U.S. (and its territories and possessions) are restricted for more than three consecutive business days from trading in company securities held in an individual account plan.

During the blackout period, subject to certain limited exemptions, Fortive’s directors and Section 16 officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any Fortive common stock or derivative security with respect to Fortive common stock acquired in connection with their service or employment as a director or Section 16 officer of Fortive.

Attached hereto as Exhibit 99.1 and incorporated by reference is a copy of the Blackout Notice.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Description

99.1	Blackout Notice, dated September 5, 2018, provided to directors and Section 16 officers of Fortive

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
	Name:	Daniel B. Kim
	Title:	Vice President – Associate General Counsel and Secretary

Date: September 5, 2018